SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 21, 2000

                               SWIFTYNET.COM, INC.
             (Exact name of registrant as specified in its charter)

             Florida                   0-25097                  65-078-3722
   (State or other jurisdiction      (Commission               (IRS Employer
          Incorporation)             File Number)           Identification No.)


               201 East Kennedy Boulevard, Suite 520, Tampa, FL 33602
                 (Address of principal executive offices) (Zip Code)

                                     813-221-8927

              (Registrant's telephone number, including area code)

                      17521 Crawley Road, Odessa, FL 33556
          (Former name or former address, if changed since last report.)


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Item 4.  Change In Independent Accountants

    Effective July 21, 2000, SwiftyNet.com, Inc. (hereinafter "SwiftyNet") has engaged Semago & Co., P.A. as its independent auditors for the year ending December 31, 2000 to replace the firm of Pender Newkirk & Company, C.P.A., who were dismissed as its auditors effective July 21, 2000. The decision to change auditors was approved by SwiftyNet's Board of Directors.

     The reports of Pender, Newkirk & Company, on the consolidated financial statements of SwiftyNet.com, Inc., from August 13, 1997 (inception) to December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     There were no disagreements with Pender, Newkirk & Company on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures in connection with the audits of SwiftyNet's consolidated financial statements for the two-year period ended December 31, 1999 or during the subsequent period preceding the dismissal date of July 21, 2000, including the period covered in SwiftyNet's 10-QSB filed May 13, 2000.


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Item 14.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

Exhibit        Description                                              Page(s)


   (1)         Underwriting agreement                                    None

   (2)         Plan of acquisition, reorganization, arrangement,
               liquidation or succession                                 None


   (4)         Instruments defining the rights of security
               holders, including indentures                             None

   (16)        Letter on changes in certifying accountant

      (16.1)   Letter from Pender Newkirk                                *

      (16.2)   Amended letter from Pender Newkirk
               dated September 12, 2000                                  4

   (17)        Letter on director resignator                             None

   (21)        Other documents or statements to security holders         None

   (23)        Consents of Experts and Counsel                           None

   (24)        Power of Attorney                                         None

   (27)        Financial Data Schedule                                   None

   (99)        Additional Exhibits                                       None

* Previously filed with Registrant's Form 8-k filed July 21, 2000



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SWIFTYNET.COM, INC.
                                             (Registrant)


Dated: September 14, 2000
                                            /s/ Rachel Steele
                                            --------------------------------
                                            RACHEL STEELE, President, Secretary

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